Exhibit 10.1

PINNACLE BANK

AMENDED CONFIRMATION

To:	Roanoke Gas Company
PO Box 13007
Roanoke, VA 24030

Attn:	Paul Nester
Email:	paul_nester@rgcresources.com

From:	Pinnacle Bank
Date:	3rd April, 2023
Our Ref:	53587

This Confirmation amends, supersedes and replaces the Confirmation between us with an initial Trade Date of 24th September, 2021 in the initial Notional Amount of $5,000,000.00.

The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between Pinnacle Bank and Roanoke Gas Company (the "Counterparty") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

1.    The definitions and provisions contained in the 2021 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation.

This Confirmation supplements, forms a part of, and is subject to, a certain ISDA Master Agreement (the "Master Agreement") which has been, or will be executed between Counterparty and Pinnacle Bank. All provisions contained or incorporated by reference in such Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Master Agreement, this Confirmation will govern.

This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision on the Master Agreement.

2.    This Confirmation constitutes a Transaction under the Master Agreement and the terms of the Transaction to which this Confirmation relates are as follows:

Notional Amount:	For each Calculation Period, the amount listed under the heading "Notional Amount (US)" in Schedule A, attached.

Trade Date:	24th September, 2021

Effective Date:	1st April, 2023

Termination Date:	1st October, 2028

Fixed Amounts:
Fixed Rate Payer:	Roanoke Gas Company

Fixed Rate Payer Payment Dates:	Commencing the 1st day of May, 2023 and monthly thereafter on the 1st calendar day of each month up to and including the Termination Date, subject to adjustment in accordance with Following Business Day Convention.

Period End Dates:	The 1st calendar day of each month commencing May, 2023 and ending on the Termination Date. No Adjustment.

Fixed Rate:	2.49000%

Fixed Rate Day Count Fraction:	Act/360

Floating Amounts:
Floating Rate Payer:	Pinnacle Bank

Floating Rate Payer Payment Dates:	Commencing the 1st day of May, 2023 and monthly thereafter on the 1st calendar day of each month up to and including the Termination Date, subject to adjustment in accordance with Following Business Day Convention.

Period End Dates:	The 1st calendar day of each month commencing May, 2023 and ending on the Termination Date. No Adjustment.

Floating Rate for Initial Calculation Period:	5.80341% inclusive of Spread

Floating Rate Option:	USD-SOFR CME Term

Designated Maturity:	1 Month

Spread:	1.00000%

Floating Rate Day Count Fraction:	Act/360

Reset Dates:	The first day of each Floating Rate Payer Calculation Period

Calculation Agent:	Pinnacle Bank

Business Days:	New York

Other Terms and Conditions:	Counterparty is electing under section 2(h)(7)(B) of the Commodity Exchange Act (7 U.S.C. §2(h)(7)(B)) not to present this Transaction to a Derivatives Clearing Organization for clearing.

Payment Method:	Account ended in 7087

Please confirm the foregoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation and returning it to us.

Regards,
Pinnacle Bank

By:	/s/ Lesli Harlan
Name:	Lesli Harlan

Accepted and confirmed as of the Trade Date
ROANOKE GAS COMPANY, a Virginia corporation

By:	/s/ Paul W. Nester
Paul W. Nester
President and CEO

By:	/s/ Jason A. Field
Jason A. Field
Vice President, CFO and Treasurer

Roanoke Gas Company

Our ref: 53587

Schedule A

Period Start	Period End	Notional Amount (USD)	Notional Amortization
01-Apr-23	01-May-23	10,000,000.00	.00
01-May-23	01-Jun-23	10,000,000.00	.00
01-Jun-23	01-Jul-23	10,000,000.00	.00
01-Jul-23	01-Aug-23	10,000,000.00	.00
01-Aug-23	01-Sep-23	10,000,000.00	.00
01-Sep-23	01-Oct-23	10,000,000.00	.00
01-Oct-23	01-Nov-23	10,000,000.00	.00
01-Nov-23	01-Dec-23	10,000,000.00	.00
01-Dec-23	01-Jan-24	10,000,000.00	.00
01-Jan-24	01-Feb-24	10,000,000.00	.00
01-Feb-24	01-Mar-24	10,000,000.00	.00
01-Mar-24	01-Apr-24	10,000,000.00	.00
01-Apr-24	01-May-24	10,000,000.00	.00
01-May-24	01-Jun-24	10,000,000.00	.00
01-Jun-24	01-Jul-24	10,000,000.00	.00
01-Jul-24	01-Aug-24	10,000,000.00	.00
01-Aug-24	01-Sep-24	10,000,000.00	.00
01-Sep-24	01-Oct-24	10,000,000.00	.00
01-Oct-24	01-Nov-24	10,000,000.00	.00
01-Nov-24	01-Dec-24	10,000,000.00	.00
01-Dec-24	01-Jan-25	10,000,000.00	.00
01-Jan-25	01-Feb-25	10,000,000.00	.00
01-Feb-25	01-Mar-25	10,000,000.00	.00
01-Mar-25	01-Apr-25	10,000,000.00	.00
01-Apr-25	01-May-25	10,000,000.00	.00
01-May-25	01-Jun-25	10,000,000.00	.00
01-Jun-25	01-Jul-25	10,000,000.00	.00
01-Jul-25	01-Aug-25	10,000,000.00	.00
01-Aug-25	01-Sep-25	10,000,000.00	.00
01-Sep-25	01-Oct-25	10,000,000.00	.00
01-Oct-25	01-Nov-25	10,000,000.00	.00
01-Nov-25	01-Dec-25	10,000,000.00	.00
01-Dec-25	01-Jan-26	10,000,000.00	.00

Roanoke Gas Company

Our ref: 53587

Period Start	Period End	Notional Amount (USD)	Notional Amortization
01-Jan-26	01-Feb-26	10,000,000.00	.00
01-Feb-26	01-Mar-26	10,000,000.00	.00
01-Mar-26	01-Apr-26	10,000,000.00	.00
01-Apr-26	01-May-26	10,000,000.00	.00
01-May-26	01-Jun-26	10,000,000.00	.00
01-Jun-26	01-Jul-26	10,000,000.00	.00
01-Jul-26	01-Aug-26	10,000,000.00	.00
01-Aug-26	01-Sep-26	10,000,000.00	.00
01-Sep-26	01-Oct-26	10,000,000.00	.00
01-Oct-26	01-Nov-26	10,000,000.00	.00
01-Nov-26	01-Dec-26	10,000,000.00	.00
01-Dec-26	01-Jan-27	10,000,000.00	.00
01-Jan-27	01-Feb-27	10,000,000.00	.00
01-Feb-27	01-Mar-27	10,000,000.00	.00
01-Mar-27	01-Apr-27	10,000,000.00	.00
01-Apr-27	01-May-27	10,000,000.00	.00
01-May-27	01-Jun-27	10,000,000.00	.00
01-Jun-27	01-Jul-27	10,000,000.00	.00
01-Jul-27	01-Aug-27	10,000,000.00	.00
01-Aug-27	01-Sep-27	10,000,000.00	.00
01-Sep-27	01-Oct-27	10,000,000.00	.00
01-Oct-27	01-Nov-27	10,000,000.00	.00
01-Nov-27	01-Dec-27	10,000,000.00	.00
01-Dec-27	01-Jan-28	10,000,000.00	.00
01-Jan-28	01-Feb-28	10,000,000.00	.00
01-Feb-28	01-Mar-28	10,000,000.00	.00
01-Mar-28	01-Apr-28	10,000,000.00	.00
01-Apr-28	01-May-28	10,000,000.00	.00
01-May-28	01-Jun-28	10,000,000.00	.00
01-Jun-28	01-Jul-28	10,000,000.00	.00
01-Jul-28	01-Aug-28	10,000,000.00	.00
01-Aug-28	01-Sep-28	10,000,000.00	.00
01-Sep-28	01-Oct-28	10,000,000.00	10,000,000.00